UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

The Boston Beer Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	001-14092	04-3284048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA (Address of principal executive offices)	02210 (Zip Code)

Registrant’s telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Bonus Opportunities

At its meeting on December 15, 2009, the Compensation Committee of the Company’s Board of Directors approved bonus objectives for the Company’s named executive officers for 2010 and established Company-wide goals (the “Company 2010 Goals”) that apply to certain officers and other employees. The Company 2010 Goals consist of achieving targeted depletions growth for all products, achieving certain resource efficiencies and cost savings targets, and maintaining the brand health of the Company’s brands. Assessment of performance against these objectives is within the purview of the Committee.

Chief Executive Officer

The Committee approved primary 2010 bonus opportunities for Martin F. Roper, the Company’s President and CEO, equal to 80% of salary, based on achieving objectives as follows:

TABLE 1 – CEO BONUS OPPORTUNITY = 80% OF BASE SALARY

Objectives to be Achieved by the Company by FY2010 Year-End:		Weight

1.	Weighted combined depletions and pricing growth of 7% (contingent upon achieving a specified minimum 2010 EPS) or	10%

	Weighted combined depletions and pricing growth of at least 4% better than the craft beer industry volume growth (also contingent upon achieving a specified minimum 2010 EPS)	30%

2.	Delivered gross profit of a specified minimum dollar amount and a specified minimum delivered gross profit margin	10%

3.	Implementation of resource efficiency programs projected to achieve a specified minimum delivered gross profit margin in the Company’s 2011 financial plan (adjusted for energy and other commodity price fluctuations)	10%

4.	Systematic improvement in specified internal processes and procedures relating to sales force execution	5%

5.	Achievement by the Operations and Brewing departments of their goal to reduce cost of goods and freight by a minimum specified dollar amount	20%

6.	Achievement by all other departments, in the aggregate, of savings or more efficient use of resources of a minimum specified dollar amount	10%

7.	Measurable improvement in brand management capabilities and advertising campaigns	15%

	TOTAL	100%

In addition, the Committee approved a further bonus opportunity for Mr. Roper in 2010 equal to 80% of his primary 2010 bonus potential (which would equal an incremental 64% of his base salary) tied to achieving certain goals that would require substantial out-performance by the Company against its 2010 financial plan, as follows:

TABLE 2 – CEO “STRETCH” BONUS OPPORTUNITY = 64% OF BASE SALARY

Objectives to be Achieved by the Company by FY2010 Year-End		Weight (against base bonus opportunity)

1.	Weighted combined depletions and pricing growth of at least 6% better than the craft beer industry volume growth	20%

2.	Weighted combined depletions and pricing growth of at least 9% better than the craft beer industry volume growth	30%

3.	Achievement of processing costs of under a specified dollar amount per case equivalent for owned breweries	30%

	TOTAL	80%

Chairman

The Committee approved 2010 bonus opportunities for C. James Koch, the Company’s Chairman, equal to 100% of salary. Mr. Koch’s objectives for 2010 as a percentage of his bonus opportunities are as follows:

TABLE 3 – CHAIRMAN BONUS OPPORTUNITY = 100% OF BASE SALARY

Objectives to be Achieved by the Company or the Chairman by FY2010 Year-End		Weight

1.	Weighted combined depletions and pricing growth of 7% (contingent upon achieving a specified minimum 2010 EPS)	10%

2.	Weighted combined depletions and pricing growth of at least 4% better than the craft beer industry volume growth (contingent upon achieving a specified minimum 2010 EPS)	30%

3.	Delivered gross profit of a specified minimum dollar amount and a specified minimum delivered gross profit margin	20%

4.	Implementation of resource efficiency programs projected to achieve a specified minimum delivered gross profit margin in the Company’s 2011 financial plan (adjusted for energy and other commodity price fluctuations)	20%

5.	Investment of time and resources in craft beer industry initiatives that are supportive of the craft beer category and the Company, measured by how, in the Committee’s judgment, such efforts benefited shareholders	20%

	TOTAL	100%

Chief Financial Officer

The Committee approved 2010 bonus opportunities for William F. Urich, the Company’s Treasurer and Chief Financial Officer, equal to 50% of his 2010 base salary, based on achieving objectives as follows:

TABLE 4 – CFO BONUS OPPORTUNITY = 50% OF BASE SALARY

Objectives to be Achieved by the Company or the CFO by FY2010 Year-End		Weight

1.	The Company has achieved the Company 2010 Goals	30%

2.	Achievement of a specified minimum dollar amount of resource savings and efficiencies	15%

3.	Support for the Operations and Brewing departments to achieve their goal to reduce cost of goods and freight by a specified minimum dollar amount	15%

4.	Lead the Operations and Brewing department performance improvement measurements, KPIs and financial reporting and improved use of the Company’s accounting system for such purposes	5%

5.	Achievement of certain dollar savings targets in non cost of goods and freight items	15%

6.	Support of the Sales Force, including achievement of a specified minimum amount in unplanned pricing improvements, development of a methodology to better track margins, development of an improved process to evaluate wholesaler incentive programs and implementation of zero based budgeting	10%

7.	Drive change in the IT area to improve effectiveness, productivity, business impact and efficiency	10%

	TOTAL	100%

Vice President of Brand Development

The Committee approved 2010 bonus opportunities for Robert H. Hall, the Company’s Vice President of Brand Development, equal to 50% of his 2010 base salary, based on achieving objectives as follows:

TABLE 5 – VICE PRESIDENT OF BRAND DEVELOPMENT

BONUS OPPORTUNITY = 50% OF BASE SALARY

Objectives to be Achieved by the Company or Mr. Hall by Specified Dates		Weight

1.	The Company has achieved the Company 2010 Goals	30%

2.	The Samuel Adams brand family has grown at a rate faster than the craft beer category	15%

3.	Development and execution of a specified number, quality and type of brand advertising for television	20%

4.	Development and execution of a specified number, quality and type of brand advertising for radio	5%

5.	Development of a new advertising campaign that is measurably superior to the current campaign in certain specified effects	20%

6.	Development of effective communication in a new medium to a significant drinker group	5%

7.	Achievement of resource efficiencies in the brand development budget of at least 3%	5%

	TOTAL	100%

Vice President of Operations

The Committee approved 2010 bonus opportunities for Thomas W. Lance, the Company’s Vice President of Operations, equal to 50% of his 2010 base salary, based on achieving objectives as follows:

TABLE 6 – VICE PRESIDENT OF OPERATIONS

BONUS OPPORTUNITY = 50% OF BASE SALARY

Objectives to be Achieved by the Company or Mr. Lance by FY2010 Year-End		Weight

1.	The Company has achieved the Company 2010 Goals	20%

2.	Achievement of a 5% improvement over 2009 in safety based on total incidents measured	10%

3.	Improvement of Total Quality Aggregate Score by 5% over 2009	10%

4.	Development and implementation of inventory strategy to reduce brewery and wholesaler finished goods inventory by target amount	10%

5.	Achievement of savings of a specified minimum dollar amount in delivered gross margin	20%

6.	Development of leadership capabilities and installation of high performance brewery environments to maximize capacities, significantly improve KPI’s and reduce internal average processing fee by no less than a specified dollar amount per unit	15%

7.	Alignment of cost structures at the Company’s breweries to volume needs	5%

8.	Development and implementation of an employee relations strategy that supports a progressive work environment at the Company’s breweries and creates healthy employee-manager-Company relations	10%

	TOTAL	100%

Vice President of Sales

The Committee approved 2010 bonus opportunities for John C. Geist, the Company’s Vice President of Sales, equal to 50% of his 2010 base salary, based on achieving objectives as follows:

TABLE 7 – VICE PRESIDENT OF SALES

BONUS OPPORTUNITY = 50% OF BASE SALARY

Objectives to be Achieved by the Company or Mr. Geist by FY2010 Year-End		Weight

1.	The Company has achieved the Company 2010 Goals	30%

2.	Depletions growth of the total Samuel Adams brand family of a specified level	12%

3.	Depletions of Samuel Adams Boston Lager of a specified level	3%

4.	Depletions of the Twisted Tea brand family of a specified level	5%

5.	Achievement of growth of the Samuel Adams brand family share in the craft beer category	5%

6.	Achievement of growth of C-store business of a specified level	5%

7.	Achievement of growth of on-premise national accounts of a specified level	5%

8.	Development of an off-premise craft category leadership program with execution in a specified minimum number of grocery/drug chain stores	5%

9.	Implementation of certain sales execution standards in all core wholesalers	8%

10.	Improvement of the on-premise seasonal conversion rate of Samuel Adams products by a specified percentage	4%

11.	Collection of draft surveys in a specified number of of core wholesalers	4%

12.	Obtaining net mixed price increases in accordance with the 2010 plan, plus an additional $500,000 in unplanned pricing	7%

13.	Manage within local marketing, travel and expense budgets, as periodically adjusted	7%

	TOTAL	100%

Other Executive Officers

The Committee also approved the 2010 bonus opportunity for one other executive officer, which opportunity consists of a combination of the Company achieving its Company 2010 goals and the officer achieving his individual goals. The bonus opportunity for such officer equals 50% of his 2010 base salary, with 20% of the bonus opportunity being the achievement by the Company of the Company’s 2010 goals.

Equity Compensation

Contingent Options

Based on the recommendation of the Compensation Committee, the Board of Directors approved the grant of options for shares of the Company’s Class A Common Stock to Mr. Koch for 9,500 shares, to executive officers, other than Mr. Koch and Mr. Roper, for an aggregate of 33,500 shares and to certain senior managers for an aggregate of 4,900 shares, effective January 1, 2010. The number of shares as to which the option may become exercisable in any year is dependent upon the Company’s meeting certain 2010 depletions targets, as follows:

1.

100% will be eligible to vest if 2010 depletions are 4% or more over 2009

2.

75% will be eligible to vest of 2010 depletions are at least 3% over 2009

3.

50% will be eligible to vest if 2009 depletions are at least 2% over 2009

The determination will be made by mid-March 2011. Eligible shares will then vest at the rate of 20% per year over the five-year period commencing January 1, 2010, subject to accelerated vesting in certain specified circumstances. The options will lapse to the extent that the depletions targets are not met.

Restricted Stock Awards

In addition, upon the recommendation of the Compensation Committee, the Company’s Board of Directors approved an aggregate of $1,568,000 in restricted stock grants to be awarded to senior managers and certain key employees of the Company as of January 1, 2010. The restricted stock will vest over the five-year period commencing January 1, 2010, contingent only on continued employment, such that 20% of the shares will vest on January 1 in each of the years 2011 through 2015, subject to accelerated vesting in certain specified circumstances. No executive officers of the Company will be included in these restricted stock grants.

Approval of Class B Stockholder

All of the bonus opportunities and equity compensation grants described above were approved by the sole holder of the Company’s Class B Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)

Date: December 18, 2009	/s/ William F. Urich
William F. Urich Chief Executive Officer (Signature)*

*Print name and title of the signing officer under his signature.